Exhibit 99.1

EverQuote Announces Fourth Quarter and Full Year 2024 Financial Results

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Fourth Quarter Revenue Growth of 165% Year-Over-Year to $147.5 million
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Fourth Quarter Variable Marketing Dollars Increases Over 110% Year-Over-Year to $44.0 million
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Delivers Fourth Quarter Net Income of $12.3 million and Adjusted EBITDA of $18.9 million
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Full Year Revenue Grows 74% and Variable Marketing Dollars Increases 55%, Year-Over-Year
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Full Year Net Income Increases to $32.2 million and Generates Operating Cash Flow of $66.6 million

CAMBRIDGE, Mass., February 24, 2025 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the fourth quarter and full year ended December 31, 2024.

“I am proud of our remarkable team and our financial accomplishments in 2024. We grew revenue by 74% year-over-year to cross the $500 million mark for the first time, increased Adjusted EBITDA to almost $60 million, and finished the year with over $100 million of cash on the balance sheet, and no debt,” said Jayme Mendal, CEO of EverQuote. “Over the last year, we have refocused and clarified our vision to become the leading growth partner for P&C insurance providers by efficiently delivering better performing referrals, bigger traffic scale and a broader suite of products and services. We are emerging from the auto insurance downturn with record performance, and expect to carry forward our positive momentum and profitable growth into 2025 and beyond.”

“Our strong momentum continued through the fourth quarter, as we again exceeded guidance across all three of our primary financial metrics: total revenue, Variable Marketing Dollars or VMD, and Adjusted EBITDA. We produced a record-level of revenue and net income, as well as a record-level of Adjusted EBITDA and operating cash flow for the full year 2024,” said Joseph Sanborn, CFO of EverQuote. “As we progress through 2025, we plan to make continued strategic investments to accelerate the advancement of our technology platform to enable faster development of product enhancements and new offerings for our customers. We are excited about our ability to continue to leverage our traffic expertise, data assets and technology to support our insurance provider customers in successfully expanding their business; and in turn enable EverQuote to further scale and drive growing profitability.”

Fourth Quarter 2024 Highlights:

(Unless otherwise noted, all comparisons are relative to the fourth quarter of 2023).

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Total revenue of $147.5 million, an increase of 165%.
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Automotive insurance vertical revenue of $135.9 million, an increase of over 200%.
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Home and renters insurance vertical revenue of $11.3 million, an increase of 15%.
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VMD more than doubled to $44.0 million, compared to $20.7 million.
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GAAP net income of $12.3 million, compared to a GAAP net loss of ($6.3) million.
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Adjusted EBITDA of $18.9 million, compared to ($0.9) million.
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Operating cash flow of $20.1 million, compared to ($0.8) million.
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Ended the quarter with $102.1 million in cash and cash equivalents, an increase of 23% from $82.8 million at the end of the third quarter of 2024.

Full Year 2024 Highlights:

(Unless otherwise noted, all comparisons are relative to full year 2023 results).

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Total revenue of $500.2 million, an increase of 74%.

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Automotive insurance vertical revenue of $446.1 million, an increase of 96%.
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Home and renters insurance vertical revenue of $52.0 million, an increase of 27%.
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VMD increased 55% to $155.2 million, compared to $100.3 million.
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GAAP net income of $32.2 million, compared to a GAAP net loss of ($51.3) million. The net loss for 2023 includes $23.6 million of restructuring and other charges related to the sale of our health insurance vertical assets and workforce reduction.
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Adjusted EBITDA of $58.2 million, compared to $0.5 million.
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Operating cash flow of $66.6 million, compared to ($2.8) million.

First Quarter 2025 Outlook:

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Revenue of $155.0 - $160.0 million, representing 73% year-over-year growth at the midpoint.
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Variable Marketing Dollars of $44.0 - $46.0 million, representing 46% year-over-year growth at the midpoint.
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Adjusted EBITDA of $19.0 - $21.0 million, representing 163% year-over-year growth at the midpoint.

With respect to the Company’s expectations under “First Quarter 2025 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its fourth quarter and full year 2024 financial results at 4:30 p.m. Eastern Time today, February 24, 2025. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 4210704. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2024, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; and (16) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online marketplace for insurance shopping, connecting consumers with insurance provider customers, which includes both carriers and agents. Our vision is to be the leading growth partner for property and casualty, or P&C, insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 489-2193

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands except per share)
Revenue	$147,455	$55,705	$500,190	$287,921
Cost and operating expenses(1):
Cost of revenue	5,420	4,988	20,922	22,455
Sales and marketing	114,209	44,594	387,700	240,131
Research and development	7,640	5,944	29,553	27,591
General and administrative	8,159	6,962	30,264	26,301
Restructuring and other charges	—	(21)	—	23,568
Acquisition-related costs	—	—	—	(150)
Total cost and operating expenses	135,428	62,467	468,439	339,896
Income (loss) from operations	12,027	(6,762)	31,751	(51,975)
Other income:
Interest income	683	382	2,079	1,251
Other income, net	24	9	178	14
Total other income, net	707	391	2,257	1,265
Income (loss) before income taxes	12,734	(6,371)	34,008	(50,710)
Income tax (expense) benefit	(428)	23	(1,839)	(577)
Net income (loss)	$12,306	$(6,348)	$32,169	$(51,287)
Net income (loss) per share:
Basic	$0.35	$(0.19)	$0.92	$(1.54)
Diluted	$0.33	$(0.19)	$0.88	$(1.54)
Weighted average common shares outstanding, basic and diluted
Basic	35,490	33,954	35,007	33,350
Diluted	37,051	33,954	36,646	33,350

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Cost of revenue	$53	$49	$182	$219
Sales and marketing	1,713	1,906	6,796	8,667
Research and development	1,422	1,574	5,502	8,053
General and administrative	2,122	1,284	8,134	5,869
Restructuring and other charges	—	—	—	1,288
	$5,310	$4,813	$20,614	$24,096

EVERQUOTE, INC.

BALANCE SHEET DATA

	December 31,
	2024	2023
	(in thousands)
Cash and cash equivalents	$102,116	$37,956
Working capital	99,131	39,293
Total assets	210,530	110,925
Total liabilities	75,162	30,018
Total stockholders' equity	135,368	80,907

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$12,306	$(6,348)	$32,169	$(51,287)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,555	1,075	5,672	6,196
Stock-based compensation expense	5,310	4,813	20,614	24,096
Loss on sale of health assets	—	—	—	19,388
Impairment of right-of-use asset	—	—	—	384
Change in fair value of contingent consideration liabilities	—	—	—	(150)
Provision for (recovery of) bad debt	(3)	18	13	204
Unrealized foreign currency transaction (gains) losses	(82)	22	(26)	21
Changes in operating assets and liabilities:
Accounts receivable	(13,099)	952	(40,178)	8,219
Prepaid expenses and other current assets	128	(1,675)	440	962
Commissions receivable, current and non-current	1,158	1,565	4,880	4,176
Operating lease right-of-use assets	371	491	2,213	2,497
Other assets	—	385	(291)	421
Accounts payable	12,961	(3,382)	42,664	(13,411)
Accrued expenses and other current liabilities	(73)	1,979	1,040	(1,543)
Deferred revenue	(14)	(29)	(107)	5
Operating lease liabilities	(384)	(658)	(2,537)	(3,006)
Net cash provided by (used in) operating activities	20,134	(792)	66,566	(2,828)
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,003)	(852)	(4,114)	(3,840)
Proceeds from sale of health assets	—	—	—	13,194
Net cash provided by (used in) investing activities	(1,003)	(852)	(4,114)	9,354
Cash flows from financing activities:
Proceeds from exercise of stock options	651	639	3,553	979
Tax withholding payments related to net share settlement	(496)	(103)	(1,846)	(402)
Net cash provided by financing activities	155	536	1,707	577
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(11)	15	1	18
Net increase (decrease) in cash, cash equivalents and restricted cash	19,275	(1,093)	64,160	7,121
Cash, cash equivalents and restricted cash at beginning of period	82,841	39,049	37,956	30,835
Cash, cash equivalents and restricted cash at end of period	$102,116	$37,956	$102,116	$37,956

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended December 31,		Change
	2024	2023	%
	(in thousands)
Automotive	$135,930	$44,985	202.2%
Home and Renters	11,298	9,821	15.0%
Other	227	899	-74.7%
Total Revenue	$147,455	$55,705	164.7%

	Year Ended December 31,		Change
	2024	2023	%
	(in thousands)
Automotive	$446,095	$227,505	96.1%
Home and Renters	52,013	40,889	27.2%
Other	2,082	19,527	-89.3%
Total Revenue	$500,190	$287,921	73.7%

Other financial and non-financial metrics:

	Three Months Ended December 31,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$12,027	$(6,762)	-277.9%
Net income (loss)	$12,306	$(6,348)	-293.9%
Variable marketing dollars	$44,023	$20,668	113.0%
Adjusted EBITDA(1)	$18,916	$(886)	NM

	Year Ended December 31,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$31,751	$(51,975)	-161.1%
Net income (loss)	$32,169	$(51,287)	-162.7%
Variable marketing dollars	$155,227	$100,282	54.8%
Adjusted EBITDA(1)	$58,215	$461	NM

(1)	Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; restructuring and other charges; acquisition-related costs; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Net income (loss)	$12,306	$(6,348)	$32,169	$(51,287)
Stock-based compensation	5,310	4,813	20,614	22,808
Depreciation and amortization	1,555	1,075	5,672	6,196
Restructuring and other charges	—	(21)	—	23,568
Acquisition-related costs	—	—	—	(150)
Interest income	(683)	(382)	(2,079)	(1,251)
Income taxes	428	(23)	1,839	577
Adjusted EBITDA	$18,916	$(886)	$58,215	$461